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                                                                  Exhibit 21.1

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Subsidiaries of Aetna Inc. (Pro Forma)

                                        State of
Subsidiary                              Incorporation     Ownership (1)
- --------------------------------------- --------------    -----------------------------------------------
Aetna Inc.                              CT                -
Aetna Life and Casualty Company         CT                100% owned by Aetna Inc.
U.S. Healthcare, Inc.                   PA                100% owned by Aetna Inc.
Aetna Life Insurance Company            CT                100% owned by Aetna Life and Casualty Company
Aetna Health and Life Insurance Company CT                100% owned by Aetna Life and Casualty Company
Aetna Capital L.L.C.                    DE                95% owned by Aetna Life and Casualty Company(2)
Executive Risk Inc.                     DE                22% owned by Aetna Life and Casualty Company
Aetna Re-Insurance Company, (U.K.)
   Ltd.                                 United Kingdom    100% owned by Aetna Life and Casualty Company
Aetna International, Inc.               CT                100% owned by Aetna Life and Casualty Company
Aetna Retirement Services, Inc.         CT                100% owned by Aetna Life and Casualty Company
Health Maintenance Organization of
   New Jersey, Inc. also d/b/a
   U.S. Healthcare                      NJ                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare, Inc.                   NY                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare, Inc.                   DE                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare, Inc.                   CT                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare, Inc.                   MA                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare of New Hampshire, Inc.  NH                100% owned by U.S. Healthcare, Inc.
U.S. Managed Care, Inc.                 MD                100% owned by U.S. Healthcare, Inc.
U.S. Health Insurance Company           NY                100% owned by U.S. Healthcare, Inc.
Corporate Health Insurance Company      MN                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare Dental Plan, Inc.       PA                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare Dental Plan, Inc.       NJ                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare Dental Plan, Inc.       DE                100% owned by U.S. Healthcare, Inc.
Primary Holdings, Inc.                  DE                100% owned by U.S. Healthcare, Inc.
U.S. Healthcare Financial Services,
   Inc.                                 DE                100% owned by U.S. Healthcare, Inc.
Aetna Retirement Holdings, Inc.         CT                100% owned by Aetna Retirement Services, Inc.
Primary Investments, Inc.               DE                100% owned by Primary Holdings, Inc.
Inteli-Health, Inc.                     DE                88% owned by U.S. Healthcare Financial Services, Inc.
USHC Management Services Corporation    DE                100% owned by U.S. Healthcare Financial Services, Inc.
Criterion Communications, Inc.          DE                51% owned by U.S. Healthcare Financial Services, Inc.
Advent Investments, Inc.                DE                100% owned by U.S. Healthcare Financial Services, Inc.
Independent Investments, Inc.           DE                100% owned by U.S. Healthcare Financial Services, Inc.
United States Home Health Care Systems,
   Inc.                                 PA                100% owned by U.S. Healthcare Financial Services, Inc.
United States Physicians Care Systems,
   Inc.                                 PA                100% owned by U.S. Healthcare Financial Services, Inc.
U.S. Healthcare Properties, Inc.        PA                100% owned by U.S. Healthcare Financial Services, Inc.
U.S. Health Aviation Corp.              PA                100% owned by U.S. Healthcare Financial Services, Inc.
Aeltus Investment Management, Inc       CT                100% owned by Aetna Life Insurance Company
Aetna Realty Investors, Inc.            DE                100% owned by Aetna Life Insurance Company
CMBS Holding, Inc.                      TX                100% owned by Aetna Life Insurance Company
CDI Equity, Inc.                        DE                100% owned by Aetna Life Insurance Company
AHP Holdings, Inc.                      CT                100% owned by Aetna Life Insurance Company
Aetna Casualty Company                  CT                100% owned by Aetna Life Insurance Company
Executive Re Inc.                       DE                100% owned by Executive Risk Inc.
Aetna Canada Holdings Limited           Canada            100% owned by Aetna International, Inc.
Aetna Life Insurance Company of
   America                              CT                100% owned by Aetna International, Inc.
Aetna Capital Holdings, Inc.            CT                100% owned by Aetna International, Inc.
Aetna Life & Casualty (Bermuda) Ltd.    Bermuda           100% owned by Aetna International, Inc.
Aetna Life Insurance and Annuity
   Company                              CT                100% owned by Aetna Retirement Holdings, Inc.
United States Health Care System of
   Pennsylvania, Inc., d/b/a The Health
   Maintenance Organization of
   Pennsylvania and also U.S.
   Healthcare                           PA                100% owned by Primary Investments, Inc.
U.S. Healthcare, Inc.                   VA                100% owned by Primary Investments, Inc.
U.S. Healthcare of Georgia, Inc.        GA                100% owned by Primary Investments, Inc.
U.S. Healthcare, Inc. d/b/a
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
   U.S. Managed Care                    OH                100% owned by Primary Investments, Inc.
U.S. Healthcare of the Carolinas, Inc.  NC                100% owned by Primary Investments, Inc.
Advent HMO Corporation                  ND                100% owned by Primary Investments, Inc.
U.S. Health Insurance Company           CT                100% owned by Primary Investments, Inc.
U.S. Healthcare Advantage, Inc.         DE                100% owned by Advent Investments, Inc.
Healthcare Data Interchange Corporation DE                100% owned by Advent Investments, Inc.
Wissahickon Payment Administrators,
   Inc.                                 DE                100% owned by Advent Investments, Inc.
Aeltus Capital, Inc.                    CT                100% owned by Aeltus Investment Management,
                                                             Inc.

 (1) Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.
 (2)  Aetna Capital Holdings, Inc. owns 5% of Aetna Capital L.L.C.
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Subsidiaries of Aetna Inc. (Pro Forma)

                                        State of

Subsidiary                              Incorporation     Ownership (1)
- --------------------------------------- --------------    -----------------------------------------------
Smith Whiley & Company                  DE                35% owned by Aeltus Investment Management,
                                                             Inc.
Aetna Health Plans of Ohio, Inc.        OH                100% owned by AHP Holdings, Inc.
Aetna Dental Care of California, Inc.   CA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Illinois, Inc.    IL                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Texas, Inc.       TX                100% owned by AHP Holdings, Inc.
PHPSNE Parent Corporation               DE                55% owned by AHP Holdings, Inc.
Aetna Health Plans of Tennessee, Inc.   TN                100% owned by AHP Holdings, Inc.
Healthways Systems, Inc.                DE                100% owned by AHP Holdings, Inc.
Aetna Professional Management
   Corporation                          CT                100% owned by AHP Holdings, Inc.
Aetna Health Management, Inc.           TX                100% owned by AHP Holdings, Inc.
Aetna Health Plans of the
   Mid-Atlantic, Inc.                   VA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Florida, Inc.     FL                100% owned by AHP Holdings, Inc.
Aetna Health Plans of the
   Carolinas, Inc.                      NC                100% owned by AHP Holdings, Inc.
Aetna Dental Care of Kentucky, Inc.     KY                100% owned by AHP Holdings, Inc.
Human Affairs International,
   Incorporated                         UT                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Central and
   Eastern Pennsylvania, Inc.           PA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Georgia, Inc.     GA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Louisiana, Inc.   LA                100% owned by AHP Holdings, Inc.
Aetna Dental Care of Texas, Inc.        TX                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Arizona, Inc.     AZ                100% owned by AHP Holdings, Inc.
Med Southwest, Inc.                     TX                55% owned by AHP Holdings, Inc.
Executive Risk Indemnity, Inc.          DE                100% owned by Executive Re Inc.
Aetna Life Insurance Company of
   Canada                               Canada            100% owned by Aetna Canada Holdings
                                                             Limited
Aetna Variable Encore Fund              MA                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Variable Fund                     MA                98% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Income Shares                     MA                99% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Series Fund                       MD                5% owned by Aetna Life Insurance
                                                             and Annuity Company(2)
Aetna Investment Advisers Fund, Inc.    MD                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Insurance Company of America      CT                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Orion Computer Systems, Inc.            PA                100% owned by Healthcare Data Interchange Corporation
Advent Financial Services, Inc.         DE                100% owned by U.S. Healthcare Advantage, Inc.
Aetna Health Plans of Southern
   New England, Inc.                    CT                100% owned by PHPSNE Parent Corporation
Aetna Health Plans of New York, Inc.    NY                100% owned by Healthways Systems, Inc.
Aetna Health Plans of New Jersey, Inc.  NJ                100% owned by Healthways Systems, Inc.
Aetna Health Plans of California, Inc.  CA                100% owned by Aetna Health Management, Inc.
Aetna Government Health Plans, Inc.     CA                100% owned by Aetna Health Management, Inc.
Southwest Physicians Life Insurance
   Company                              TX                100% owned by Med Southwest, Inc.
Aetna Health Plans of North Texas, Inc. TX                100% owned by Med Southwest, Inc.
Executive Risk Specialty Insurance
   Company                              CT                100% owned by Executive Risk Indemnity, Inc.
Corporate Health Administrators, Inc.   PA                100% owned by Advent Financial Services, Inc.
Managed Care Coordinators, Inc.         DE                100% owned by Advent Financial Services, Inc.
U.S. Mental Health Systems, Inc.        PA                100% owned by Advent Financial Services, Inc.
U.S. Quality Algorithms, Inc.
   d/b/a USQA                           PA                100% owned by Advent Financial Services, Inc.
Workers Comp Advantage, Inc.            PA                100% owned by Advent Financial Services, Inc.
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(1)  Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.
(2)  Aetna Life Insurance Company owns 1%.